EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of November, 2022.

CCP III Cayman GP Ltd.

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CB Blizzard Holdings C, L.P.

By: CCP III Cayman GP Ltd., its general partner

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

Centerbridge Associates III, L.P.

By: CCP III Cayman GP Ltd., its general partner

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CCP III AIV VII Holdings, L.P.

By: Centerbridge Associates III, L.P., its general partner
By: CCP III Cayman GP Ltd., its general partner

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CB Blizzard Co-Invest Holdings, L.P.

By: Centerbridge Associates III, L.P., its general partner
By: CCP III Cayman GP Ltd., its general partner

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CB Blizzard Lower Holdings GP A, LLC

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CB Blizzard Lower Holdings A, L.P.,

By: CB Blizzard Lower Holdings GP A, LLC, its general partner

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

Blizzard Aggregator, LLC,

By: CCP III Cayman GP Ltd., its sole manager

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CB Blizzard Lower Holdings GP B, LLC

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

CB Blizzard Lower Holdings B, L.P.,

By: CB Blizzard Lower Holdings GP B, LLC, its general partner

By:	/s/ Susanne V. Clark

Name:	Susanne V. Clark
Title:	Authorized Signatory

Jeffrey H. Aronson

/s/ Jeffrey H. Aronson